SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 22, 2000
                                                   ------------------


                              CONDOR CAPITAL, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Colorado
           -----------------------------------------------------------
          (State or other jurisdiction of Incorporation or organization

      33-20848-D                                       84-1075696
 ------------------------                   ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


3858 West Carson Street, Suite 127, Torrance, California            90503-6705
--------------------------------------------------------            ------------
(Address of principal executive offices)                             (Zip Code)

                                 (310) 944-9771
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


                8891 East Easter Place, Englewood, Colorado 80112
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

                                     Page 2
Item 5.  Other Events.

     On March 22, 2000, the Registrant entered into a Joint Venture Agreement with Tech-Catalyst Ventures Inc.("Tech"), of Vancouver, British Columbia. Under the terms of the joint venture agreement the Registrant and Tech, through Konnect Corp., a newly formed Delaware corporation, will join to expand and grow the existing data network developed by Applied Communications Techniques, Inc. ("ACT"), subsidiary of Tech.

     Pursuant to the joint venture agreement, Tech will merge ACT with and into Konnect and Condor shall assist in providing funding and management services to Konnect.

     ACT is the owner of an existing data network which enables users to access application services for business to business communication and commerce. The network is capable of delivering high quality of service, real time interactive applications services; including video and audio conferencing, large data storage and transfer and unified messaging. The network is designed to satisfy the needs applicable to the business-to-business community.

     The basic service available within Konnect's network operating environment, provides audio and video conferencing, digitized media storage and data transfer with the highest security guarantees.

     A copy of the Joint Venture Agreement between the Registrant and Tech is attached hereto and incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

          (c)  Exhibits.
               --------

               10.1 Joint Venture Agreement between Registrant and Tech-Catalyst Ventures Inc. dated March 22, 2000.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                     CONDOR CAPITAL, INC.
                                                     (Registrant)


Date: March 27, 2000                                  /S/  Lee Gahr
                                                     ---------------------------
                                                     By: Lee Gahr
                                                     Its:  President



Date: March 27, 2000                                  /S/  W. Patrick Batista
                                                     ---------------------------
                                                     By: W. Patrick Batista
                                                     Its: Secretary and
                                                         Chief Financial Officer

                                  EXHIBIT 10.1

                             JOINT VENTURE AGREEMENT

     This Joint Venture Agreement ("Agreement") is made effective this the 22nd day of March, 2000 and entered into at Vancouver, British Columbia by and between Condor Capital Inc., a company organized under the laws of the State of Colorado, located at 3858 W. Carson Street, Suite 127, Torrance, California 90503-6705 ("Condor") and Tech-Catalyst Ventures, Inc., a company organized under the laws of the Province of British Columbia, located at 2737 Granville Street, Vancouver, BC, Canada V6H 3J1 ("Tech").

                                    Recitals

     Condor is a NASDAQ, over-the-counter bulletin board, public company which invests into emerging market companies.

     WHEREAS Condor is the parent corporation of Konnect Corp., (Konnect) a Delaware corporation, located at 3858 W. Carson Street, Suite 127, Torrance, California 90503-6705; and,

     WHEREAS  Tech  is  the  parent   corporation   of  Applied   Communications
Techniques, Inc., (ACT) a Delaware corporation, located at c/o Harvard Business Services, Inc., 25 Greystone Manor, Lewes, Delaware 19958-9776; and,

     WHEREAS, ACT is the owner of an existing data network which enables users to access application services for business to business communication and commerce. The network is capable of delivering high quality of service, real time interactive applications services; including video and audio conferencing, large data storage and transfer and unified messaging. This network is the culmination of several years of research and development with companies engaged in the creation and distribution of media assets. The network is designed to satisfy the needs applicable to the business-to-business community.

     WHEREAS, Condor and Tech desire to conduct business jointly, pursuant to the terms of this Agreement, through Konnect in order to expand and grow the existing data network developed by ACT. Konnect will focus on the business-to-business needs of media creators and distributors who shall engage the services developed and enabled by ACT. Konnect shall provide full customer support operations including sales and marketing, technical support, administration, and full research and development services by Tech.

1.1. Formation of the Joint Venture

NOW, THEREFORE, the parties to this Agreement do hereby voluntarily associate themselves together as joint ventures subject to the following terms and conditions:

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                            Purpose of Joint Venture

     1. The purpose of this joint venture shall be to conduct business jointly through Konnect:

     (a) In order to expand and grow the existing data network developed by ACT;

     (b) To conduct all business, present and future, resulting from the products and services designed, created and developed by ACT to date;

     (c) To conduct all business, present and future, resulting from the products and services designed, created, and developed by Tech to date and from this date forward pursuant to and based on the pro-forma mutually agreed to by both parties, with the exception of any product(s) or service(s) which are internal to the operations of Tech.

                              Name of Joint Venture

     2. Subject to the fulfillment of this Agreement, the joint venture shall exist under the corporate name of Konnect Corp. (Delaware - filing number 3193192)

                             Office of Joint Venture

     3. This joint venture shall maintain an office for the transaction of business of Konnect at 3858 W. Carson Street, Suite 127, Torrance, California 90503-6705, though Konnect may relocate the office at any time or establish additional offices in other States or Countries as need dictates.

                                  Contributions

     4. The responsibilities of both parties to Konnect upon the execution of this Agreement shall be:

     (a) Contributions and Obligations of Condor. Condor shall contribute and be responsible for:

          (i) Providing co-managerial services to Konnect;

          (ii) An initial investment of Six hundred thousand U.S. dollars (US$600,000.00) within fourteen (14) days of the date of this Agreement;

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
          (iii) An additional investment of Nine hundred thousand U.S. dollars (US$900,000.00) within ninety (90) days of the date of this Agreement.

          (iv) Condor shall continue to raise capital for Konnect based on (a) based on the pro-forma financials as agreed to by both parties, and
          (b) on a project-by-project basis as submitted by the board of directors of Konnect and approved by the board of directors of Condor.

     (b) Contributions and Obligations of Tech. Tech shall contribute and be responsible for:

          (i) Providing co-managerial services to Konnect;

          (ii) The contribution of ACT, including but not limited to, all contracts, agreements and technologies inherent to ACT, through the merger of ACT with and into Konnect with Konnect being the surviving corporation.

          (iii) Tech shall contribute a working system by which, data, video and voice communications are delivered within the network.

          (iv) Tech shall provide an operational system(s) or network(s) for the transfer of data as described in the pro-forma financials mutually agreed to by both parties, including the required customer support operations and continued development of additional products and services.

                  Structure of Joint Venture Company (Konnect)

     5. In exchange for the contributions made or to be made by the parties hereto, their respective interest in the Konnect shall be as follows:

          (a) Condor. Condor shall receive Ten Million (10,000,000) shares of Series A Preferred Stock of Konnect with a cumulative dividend of net profits of Konnect after tax deductions, with dividends being paid monthly based on net earnings after tax,. Subject to the cumulative dividend preference to holders of Class A Preferred Shares and the liquidation preference to the holders of Class A Preferred Shares as provided in the Restated Certificate of Incorporation as attached hereto as Exhibit 1. Each share of Class A Preferred Stock shall have, for all purposes one (1) vote per share.

          (b) Tech. Tech shall receive Ten million (10,000,000) shares of Common Stock $0.001 par value common. Each share of Common Stock shall have, for all purposes one (1) vote per share.

          (c) No Further Issuance of Shares. The parties further agree that no additional shares of Common Stock or Preferred Stock of Konnect may be issued, and that convertible debentures or notes, bonds or other forms of ownership cannot be authorized unless (i) both Condor and Tech agree to any

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
     such further issuance of shares or authorization of debt or convertible securities, in writing, and (ii) that for each class of additional shares issued, an equal number of shares are immediately issued for all other classes of shares.

          (d) Restriction on Transfer of Shares. The parties further agree that neither Condor nor Tech are allowed to sell, lend, margin, assign or encumber in any manner their shares of Konnect to any other party unless
     (i) both Condor and Tech agree in writing that the other party may dispose of their shares or (ii) if the parties do not agree with the other parties disposition or encumbrance of their shares, the disapproving company has one hundred and twenty (120) days in which either (i) match any offer which was made for the parties shares or (ii) if no other offer exists, each party make an offer for said shares based on (Condor offering) a standard rate of return on investment of thirty-eight percent (Tech offering) a price based on ten times net profits.

          (e) Additional capitalization. In the event that capital requirements exceed the funding obligations of Condor as set forth in section 4(a)(iv) and that the board of directors of Condor does not approve any additional capital investment in excess of the amounts based on the pro-forma financials mutually agreed to by both parties, the board of directors of Konnect shall be allowed to use their discretion at pursuing alternative methods of financing subject to the compliance of the terms and conditions contained within this Agreement.

          (f) Konnect Board of Directors.

          (i)  At  all  times  the  board  of   directors   shall   have   equal
          representation from each of the respective parties of this Agreement, with no "casting vote" provision allowed, and

          (ii) It is not a requirement that a board member of Konnect necessarily be a board member of either Condor or Tech, and

          (iii) Except for the initial board members appointed as a result of this Agreement, election of new members shall be through the submittal by Condor and Tech of their respective candidate(s) who will then be approved or disqualified by the current sitting board, with such approval not to be unduly withheld, and

          (iv) The initial board of directors of Konnect shall be:

               Mr. Aschwanden (Ruedi)             Director
               Mr. Battista (W. Patrick)          Director
               Mr. Gahr (Lee E.)                  Director
               Mr. Kunz (Tilo)                    Director

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
          (f) Konnect Executive Officers. The initial executive officers of Konnect shall be as follows:

               Chairman                           Lee E. Gahr
               President / CEO                    Tilo Kunz
               Vice-President Marketing           W. Patrick Battista
               Vice-President of Technologies     Ruedi Aschwanden
               Treasure / CFO                     Lee E. Gahr
               Secretary                          Lee E. Gahr

          (g) Bank Signatories. The initial signatories authorized to sign upon Konnect bank accounts, authorized to sign contracts or other corporate obligations of Konnect shall be both of:

                           Lee E. Gahr and Tilo Kunz

          In the event that either or both of the above named signatories are incapacitated or are no longer capable of performing their duties, a board member respective of each others company may become the signatory on their behalf, and

          (h) Board Powers. Subject to the powers of the board of directors as set forth in the Certificate of Incorporation as amended and the Buy-laws of Konnect, the board of directors of Konnect shall be responsible for all budgets, expenditures, and revenues of the Company, acting in accordance with the pro-forma mutually agreed to by both parties which financial plans and operational intent of the enterprise are clearly defined, and

          (i) Distribution of revenues and assets. The distribution of revenues shall be as follows: (a) distribution of revenues generated shall be distributed as per the pro-forma mutually agreed to by both parties and,
     (b) with revenues generated from royalties received, sale or liquidation of assets, the distribution shall be determined by the board of directors of Konnect on a case-by-case basis for each project resident within Konnect.

1.2. Termination of Joint Venture

     6. This joint venture shall commence on execution of this Agreement and shall continue until:

          (a) Tech is unable to satisfy their obligations as stated in section 4(b), within ninety (90) days of commencement, or

          (b) Condor is unable to satisfy their obligation as stated in section 4(a)(ii) within fourteen (14) days of commencement, or

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
         (c) Condor is unable to satisfy their obligation as stated in section 4(a)(iii), or

     6.1 Termination after the initial investment by Condor.

          (a) In the event that Condor is unable to fulfill its' obligations as stated within section 4(a)(ii) and section 4(a)(iii), Tech shall reserve the right to purchase Condor's preferred shares for the amount of seven hundred thousand United States dollars (US$700,000.00), and

          (b) In the event that Tech is unable to fulfill its' obligations as stated within section 4(b)(i), section 4(b)(ii), section 4(b)(iii), and section 4(b)(iv), within ninety (90) days of commencement, Condor shall have the right, subject to the approval of the board of directors of both Condor and Konnect, to modify the conditions based on a pro-forma mutually agreed to by both parties, request suitable concessions or a waiver of subject of this Agreement.

1.3. General Provisions

     7.1 Notices: Any notices to be given by either party to the other shall be in writing and may be transmitted either by personal delivery or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses appearing in the introductory paragraph of this Agreement, but each party may change that address by written notice in accordance with this section. Notices delivered personally shall be deemed communicated as of the date of actual receipt. Mailed notices shall be deemed communicated as of five (5) days after the date of mailing.

     7.2 Attorneys' Fees and Costs: If this Agreement gives rise to a lawsuit or other legal proceeding between any of the parties hereto, the prevailing party shall be entitled to recover court costs, necessary disbursements (including expert witnesses' fees) and reasonable attorneys' fees, in addition to any other relief such party may be entitled.

     7.3 Entire Agreement: This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto and contains all of the covenants and agreements between the parties with respect to this Agreement in any manner whatsoever. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding.

     7.4 Modifications: Any modification of this Agreement will be effective only if it is in writing signed by the party to be charged.

     7.5 Effect of Waiver: The failure of either party to insist on strict compliance with any of the terms, covenants, or conditions of this Agreement by the other party shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

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
     7.6 Partial Invalidity: If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

     7.7 Law Governing Agreement: This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     7.8 Jurisdiction/Venue: Jurisdiction and venue for any dispute arising out of this Agreement shall be exclusively in the County of San Diego, State of California.

     7.8 Construction: If any construction is to be made of any provision of this Agreement, it shall not be construed against either party on the ground such party was the drafter of the Agreement or any particular provision.

     7.9 Time: Time is of the essence in this Agreement.

     7.10 Corporate Authorization: If any signatory of this Agreement is a corporation, said signatory represents and warrants that this Agreement and the undersigned's execution of this Agreement have been duly authorized and approved by the corporation's Board of Directors. The undersigned officers and representatives of the corporation(s) executing this Agreement on behalf of the corporation(s) represent and warrant they are officers of the corporation(s) with full authority to execute this Agreement on behalf of the corporation(s).

     IN WITNESS WHEREOF, the undersigned have executed this Agreement, effective as of the date first above written.


                               CONDOR CAPITAL INC.




/S/ Lee E. Gahr                              /S/ W. Patrick Battista
-------------------------------              -----------------------------------
By: Lee E. Gahr                              By: W. Patrick Battista
Its: President / CEO                         Its: Secretary

3/22/00 Vancouver, B.C.                      3/22/00 Vancouver, B.C.
-------------------------------              -----------------------------------
Date and Place                               Date and Place


                           TECH-CATALYST VENTURES INC.





/S/ Henk J. Offers                           /S/ Tilo Kunz
-------------------------------              -----------------------------------
By: Henk J. Offers                           By: Tilo Kunz
Its: President                               Its: Director

Vancouver, B.C. 3/22/00                      3/22/00 Vancouver, B.C.
-------------------------------              --------------------------------
Date and Place                               Date and Place




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